BioLargo

We Make Life Better

Annual Meeting of Stockholders

June 6, 2023 OTCQB: BLGO Westminster, CA

BioLargo
We Make Life Better

BioLargo
Engineering, Science & Technologies

BioLargo Water

ONM ENVIRONMENTAL
PRODUCTS AND SERVICES

BIOLARGO ENERGY TECHNOLOGIES

CLYRA™
Medical Technologies Inc

Environmental Group

Medical subsidiary – plan is to spin-out when ready



Who we are

- Innovators, engineers, and scientists driven to find or create new solutions to *make life better.*
- Passionate about sustainability, environmental stewardship, and safeguarding human health.
- Driven to make solutions that are affordable – and thus accessible – by people around the world.



What we do

- Invent, develop, and commercialize BEST-IN-CLASS technologies that solve major problems in environmental remediation, water treatment, human health, and more.
- Combine best practices in process engineering with outside-the-box technology design to create solutions that others haven't considered.
- Focus on specific, pressing problems that don't have good current solutions.


5-YEAR REVENUE
Revenue
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
MILLIONS
2018
2019
2020
2021
2022
132% annual increase vs. 2021

Trends are not necessarily indicative of future performance



5-YEAR DEBT
Debt
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
MILLIONS
2018
2019
2020
2021
2022

Trends are not necessarily indicative of future performance



5-YEAR NET CASH USED IN OPERATING ACTIVITIES
Revenue
Net Cash Used in Operating Activities
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
MILLIONS
2018
2019
2020
2021
2022

Trends are not necessarily indicative of future performance


NET STOCKHOLDER'S EQUITY (5.25 YEARS)
$3.55M
$4.0
$3.0
$2.0
$1.0
$-
-$1.0
-$2.0
-$3.0
MILLIONS
2018
2019
2020
2021
2022
2023 (Q1 ONLY)
Increase of >$5.5 million

Trends are not necessarily indicative of future performance


QUARTERLY REVENUE (2021 TO Q1 2023)
Revenue
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
MILLIONS
• 8-quarter average: 29.4% increase
Caveat:
• We expect fluctuations in future quarterly revenue as Pooph establishes new national retail accounts
• Spike in Q1 2023 revenues attributed to initial Walmart stocking orders of Pooph
• Accordingly, we expect a reduction in topline revenue in Q2 of 2023
-19%
+53%
+10%
+23%
+37%
+13%
+40%
+78%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2021
2022
2023

Trends are not necessarily indicative of future performance


REVENUE VS NET LOSS
Revenue
Net Loss
$5.0
$4.0
$3.0
$2.0
$1.0
$0
-$1.0
-$2.0
-$3.0
MILLIONS
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2021
2022
2023

Trends are not necessarily indicative of future performance


REVENUE VS SG&A
Revenue
SG&A
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
MILLIONS
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2021
2022
2023

Trends are not necessarily indicative of future performance


REVENUE VS NET CASH GENERATED/USED IN OPERATING ACTIVITIES
Revenue
Net cash used/generated in operating activities
$4.0
$3.0
$2.0
$1.0
$0
-$1.0
-$2.0
MILLIONS
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2021
2022
2023

Trends are not necessarily indicative of future performance

Additional Financial Information

Consolidated Revenues

$3,742,000 revenue Q1

- Q1 2023 revenues 288% greater than Q1 2022
- Net loss reduced to $494,000, down from $1,544,000 in Q1 2022 (68% decrease)
- Substantially improved cash position: $3,264,000, compared to $974,000 in Q1 2022

Subsidiaries

ONM Environmental

$3,543,000 revenue Q1	+86% vs Q4 2022 +491% vs Q1 2022
$1,387,000 operating income	Compared to $13,000 operating income in Q1 2022

BioLargo Engineering

$193,000 revenue Q1*	-1% vs Q4 2022 -46% vs Q1 2022
$368,000 operating loss	Compared to $35,000 operating loss in Q1 2022

*Reminder: $170,000 of intersegment BLEST revenue eliminated in consolidation

BioLargo Water

- No revenues
- Operating loss of $184K
- R&D was 73% of net loss

Clyra

- $6K in revenues
- Net loss of $426K

Key Catalysts Driving Value


COUCH
POOPH IT!


BioLargo


PFAS
AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR




Garratt-
Callahan MLD


CLYRA

ONM ENVIRONMENTAL
PRODUCTS AND SERVICES

CupriDyne®
CLEAN
A Product of
ONM Environmental, Inc.

Unsurpassed Odor Control

Without Fragrances, Enzymes or Chlorine Compounds

eco-friendly non-toxic

CupriDyne CLEAN

CupriDyne CLEAN



ONM Odor-No-More



Our odor control systems

- **Portable or trailer-mounted systems:**
    - Temp/Litter Fencing
    - Fans
    - Batwing
    - Windrow Turners
    - Truck Mounted
- **Stationary systems:**
    - Perimeter fence systems
    - Overhead/Doorway
    - Bin Washing

Current industries served

1. **Municipal Solid Waste**
2. **Automotive** (paint emissions)
3. **Wastewater Treatment**
4. **Rendering**
5. **Food Processing**
6. **Asphalt Manufacturing**

- Customers include largest waste handlers in the country, County of Orange, Santa Barbara County, LA County, Miami-Dade County, City of Los Angeles (and many more)



Other value-add services

- Air quality testing
- Odor emissions testing and qualification
- Site surveys
- Landfill consulting (operations, staffing, expansion)
- Environmental engineering services



CupriDyne® CLEAN
A Product of ONM Environmental, Inc.

White/Private Label Products

- **ONM maintains manufacturing**
- **Industries Served**
  - Pet
  - Household
  - Automotive
  - Artificial Turf
- **Potential new clients in the works!**

POOPH Pet

- ❑ Veteran CPG marketeers
- ❑ Multiple SKUs
- ❑ New CupriDyne-based products coming
- ❑ Approx. $2.8M in revenue for 2022
- ❑ Approx. $3.1M in revenue in first quarter 2023
- ❑ ONM receives a manufacturer's margin and a royalty on sales
- ❑ We receive 20% if brand is sold


POOPH


COUCH
POOPH IT!

THEIR BED
POOPH IT!


Special Guest – Jane Pak

- Jane Pak, Co-Founder and CEO of Ikigai Marketing Works, LLC,
- CEO and Board Chair at Pooph, Inc.



IKIGAI

BIOLARGO SHAREHOLDER MEETING

JUNE 6, 2023

HOW CAN YOU BREAK INTO AN IMPOSSIBLE CATEGORY?

THE IKIGAI METHOD TOLD US HOW.

79% OF PET OWNERS VALIDATED THEY HAD AN ON-GOING ODOR PROBLEM

REDEFINE ODOR "ELIMINATION"

BIOLARGO'S TECHNOLOGY & PEDIGREE

SLEEPING OF THE SENTRY CAN'T COMPETE WITH THE EFFICACY AND HISTORY

LAUNCH TO DATE HIGHLIGHTS

NOVEMBER 6, 2021 LAUNCH
18 MONTHS

$26.8+ M DTC REVENUE
814+ K DTC ORDERS
1M+ BOTTLES SHIPPED
7,300+ 5-STAR REVIEWS
14,840+ SUBSCRIBERS
21% REPEAT PURCHASE

Q4 V. Q1 RATE OF CHANGE
13% DTC INCREASE IN REVENUE
5% DECREASE WEB SALES
24% INCREASE IN AMAZON SALES

RETAIL SHIPPED SALES (WHOLESALE $)
Q4 2022: $89,955
Q1 2023: $619,232
688% GROWTH QOQ

EBBS & FLOWS OF THE IKIGAI METHOD

Timing details around purchasing – (Lumpy Phase)

- DTC decreases as retail increases
- Sell Thru Rate drives inventory purchasing

Factors that impact purchasing timing

- When Retailers place POs
- How quickly retailers stock stores
- Retail health & Seasonal-related purchasing behavior related to TV viewership

EARLY RETAIL HIGHLIGHTS



Units Shipped
Revenue
22-Oct
22-Nov
22-Dec
23-Jan
23-Feb
23-Mar
$0
$100,000
$200,000
$300,000
$400,000
$500,000

As of 3/31/2022

691% GROWTH
RETAIL GROWTH QOQ

181% GROWTH
AVERAGE MOM WALMART GROWTH

1,264% GROWTH
MOM CHEWY GROWTH

277% GROWTH
CHEWY V. WALMART GROWTH

50%

target

THE HOME DEPOT

LOWE'S Home Improvement Warehouse

Walmart

TrueValue

ACE Hardware

15%

chewy.com

TSC TRACTOR SUPPLY Co

QVC

TJ·maxx

ROSS DRESS FOR LESS

15%

RITE AID

Walgreens

CVS pharmacy

10%

Publix

Kroger

Hamrick's

Boscov's

weis

10%

DOLLAR TREE

DOLLAR GENERAL

99¢ only STORES

2023-2024

RETAILERS

CONFIDENTIAL

THANK YOU FOR AN INCREDIBLE PARTNERSHIP


WET DOG
POOPH IT!
POOPH

BioLargo

Engineering, Science & Technologies

BLEST Business Goals



- Commercial scale-up of AEC PFAS tech
- Develop methodology for destruction of PFAS waste from AEC membranes
- Expand AEC into new markets
- Execute waste-to-energy opportunities
- Service existing clients

BLEST Year in Review

- Record year
- AEC PFAS – prepared for full-scale roll-out
- First PFAS customer
- Multiple PFAS testing program engagements
- Battery manufacturing project - designed and commenced
- USNC prototype project successful and expanded
- Waste-to-Energy Phase I complete
- New York chemical plant Phase I successful



Commercialization of the AEC Technology

- Commercial opportunities (municipal, industrial, food service retail) increasing at a high rate.
- Sales and marketing efforts
  - Tonya Chandler to expand discussion later in presentation
- Ruggedization (Service Life Extension)
- Expanding markets (smaller food-service unit, landfill leachate)
- Full-scale AEC systems ready
- First customer will serve as proof-of-concept for subsequent market rollout


BioLargo
Engineering, Science & Technologies



BioLargo Sodium-Sulfur Battery

Compared to other battery technologies:

- **Better option for long duration energy storage (LDES), an important emerging market**
- Competitive energy density
- Safer, more thermally stable
- More cost-effective
- Unlimited charge/discharge cycles
- 100% domestic supply possible
- Far superior environmental outcomes


BioLargo
Engineering, Science & Technologies

Pictured: single standard DD cell. Each 25 KWh unit comprised of ~1000 cells.

Compared to other batteries

Specification	Lithium-ion (cobalt oxide)	Natron Energy (Na-ion)	Ambri (liquid metal)	BioLargo Battery (Sodium Sulfur)
Energy density (Wh/kg)	150-190	75-165	Low	552
Life cycle (down to 80% discharge)	500-1,000	100,000+	No loss in discharge	No loss in discharge
Open circuit cell voltage (V)	3.7	~2.1	~2.5	4.2
Operating temperature (°C)	0 to 45	-20 to 40	~500	120 to 250
Self-discharge (%/month)	<10%	Negligible		0
Safety considerations	• Serious fires can occur, protection circuit mandatory • Thermal runaway possible	No serious risks	• Jacket is very hot (minor safety concern) • Not to be shaken	• No serious risks • NO THERMAL RUNAWAY
Toxicity considerations	Low	Low risk	Contains antimony (toxic)	None
Materials	Scarce	Earth-abundant	Earth-abundant	Earth-abundant

Considering the Battery Opportunity



- Electrification of nation will require one terawatt of new generating capacity
- Renewable energy necessitates storage expansion
- Every solar farm and wind energy site will require a Battery Energy Storage System (BESS)
- The eventual need will be up to 10,000 BESS plants across the U.S.
- A single BESS plant will need $200,000,000 worth of batteries

Commercializing the Battery Technology

- Laboratory and prototype manufacturing facility under construction now
- Construct various sized prototypes
- Validate historical performance data
- Construct commercial-size arrays for testing and demonstration
- Design grid-scale storage system (1 MW-hr)
- Expand staff
- Design/engineer full-scale manufacturing process



BioLargo® Water

Advanced Oxidation System

AOS
Advanced Oxidation System

- Uniquely valuable against micropollutants for expanding market
- Low cost – Energy Efficient – Extreme Performance
- Broad-spectrum disinfection with no significant by-products
- Applications in numerous water treatment markets



Continual Design Improvements

Improved efficiency

Improved performance

Real time monitoring

A solution for emerging contaminants

- Exceptional at removal of pharmaceuticals
- Current technologies inefficiently remove pharmaceuticals
- AOS proven to improve municipal plant's performance
- AOS is a viable solution to the emerging European micropollutants market (EU Urban Wastewater Treatment Directive)



Conventional WWTP
AOS
% removal
80
40
0
SMX
VEN
CBZ
FLU
IBU
DIC
DVS
CPFX
LFX
Pharmaceutical compound

AEC Pilot Project in Montreal

- Proof of concept study
- 71 – 94% removal of examined PFAS compounds in municipal wastewater






60 mins
120 mins
180 mins
240 mins
300 mins
360 mins
Removal efficiency (%)
0
40
80
PFOA
PFBA
PFBS
PFOS
PFAS compound

What's next for BioLargo Water

Partnerships
- ➢ Decontamination
- ➢ Wastewater as a service

Commercial case studies for water reuse
- ➢ Claims targeted at EU clients

Poultry drinking water for new BLEST client

BioLargo
We Make Life Better

Ongoing Commercialization Efforts for the BioLargo Portfolio of Water Treatment Equipment

Considering the Emerging PFAS Market – USA

- **EPA recently proposed very stringent treatment standards (4 ppt)**
- **Creates potential for significant growth in target market**
- **Candidates for PFAS treatment customers:**
  - **Potable Water –** 148,000 public water systems in the US[1]
  - **Wastewater Treatment Outfall –** Over 16,000 WWTPs in the US
  - **Landfill Leachate –** 1,269 active landfills
  - **Tens of thousands of contaminated sites[2,3,4]**



[1] Per EPA
[2] EWG.org
[3] Environmental Health News EHN.org
[4] The Guardian, citing the USEPA

Race to PFAS Market Has Many Obstacles

Steps before achieving mass market adoption

1. Overcome resistance from market to new solutions
2. Early adopters first
3. Generate reference customer data
4. Continual improvement of technology
5. Scaled manufacturing
6. **Use success of reference customer(s) to achieve wider market adoption**



2022 Achievements

- **Built** a network of channel partners and sales reps covering North America
- **Signed** our first commercial customer
- **Completed** PFAS testing program studies
- **Completed** a pilot scale run of the Garratt-Callahan technology
- **Showcased** at multiple tradeshows to introduce our technologies
- **Secured** contract manufacturers

2023 Goals

- **Install** large trailerized AEC for PFAS removal
- **Validate** AEC capabilities for wastewater and leachate
- **Contract** commercial installations for Garratt-Callahan system
- **Expand** commercial activities featuring equipment catalogue through existing selling channels
- **Continue building reputation** as PFAS experts

2023 Current status

- **Phase II scoped and bid** for current industrial site client. Verbal commitment from client, awaiting contract.
- **First full-scale AEC system** going to bid
- **Listed on EPA** website
- **Scoped and bid on projects** valued at approximately $15M
- **New potential AOS commercialization partners**
- **Garratt-Callahan** - First full-scale, trailered unit of AROS expected soon for first project bids
- **Garratt-Callahan** now representing AEC PFAS tech
- **Trailered PFAS unit** almost complete
- Channel partners are reporting 200-400 inquiries a month concerning PFAS



2023 Industry Engagements as PFAS Expert

- Averaging 2-4 invited presentations to industry leaders per month: engineering firms, associations, and key industry events
- Extensive tradeshow participation scheduled
- Widely sought after and engaged as expert speaker on PFAS, including legal and engineering CEUs

CLYRA™

Medical Technologies Inc

Clyra Status Summary

CLYRA™
Medical Technologies Inc

- Choke point technologies
- Bioclynse launch
- Expanding network of sales representatives
- In negotiation with strategic partners
- Target health care systems and hospitals
- Additions to Clyra board

Highest Value Use Case for Product

- Average orthopedic surgeon – 20 surgeries per month
- 2 liters of Bioclynse will typically be used during a procedure at $150/liter representing $6,000/month revenue per surgeon
- **200 surgeons: $14,400,000 in annual revenue**
- 31,000 practicing orthopedic surgeons in the US
- Only **1% of surgeons = over $20,000,000 in annual revenues**
- +2 MM knee/hip replacements in the US annually
- General surgical procedures now number over **30,000,000** annually in the US
- Revision surgeries using Clyra-patented **A**rthroscopic **I**ntermediate **R**evision **P**rocess **(AIRP)** will require 3-6 liters of Bioclynse per procedure

**Refer to Notes & References on Slide 6 – Orthopedic Surgeons*

Comparison to other products

Product	Bioclynse (Clyra WIS)	Prontosan (B Braun)	Bactisure (Zimmer)	Irrisept (Irrimax Corp)
Active Ingredient	Copper Iodine complex platform	PHMB (0.1%)	BAK & Acetic acid	CHG (0.05%)
Mechanism of Action	Biofilm disruption Antimicrobial	Biofilm disruption	Biofilm disruption	Antimicrobial
Use	Multi use No rinse	Multi use No rinse	One time - single use (2 min exposure) Must rinse with Saline	Single use (1 minute exposure) Must rinse with Saline
Antimicrobial Efficacy	>5 log reduction 3 days sustained release	>2 log reduction (a) No sustained release No reduction for Fungi	>5 log reduction No sustained release	Unknown Package sterile
Biofilm	In vivo ~2 log reduction of mature biofilm In vitro 7+ log reduction 4 hr post 1 application up to 72 hr	In vivo 0.5- 1.3 log reduction of mature biofilm	< 2 Log (human) Rebound effect with in 48 hours	Not studied
Safety	Non-toxic - repeated exposure Non-toxic – prolonged exposure Safe to host cells / tissue	Non-toxic - single exposure Toxic - prolonged exposure	Toxic - Not intended for repeated use Single use only Must be flushed	Toxic must be flushed

International Wound Journal ISSN 1742-4801ORIGINAL ARTICLE Antimicrobial dressing efficacy against mature Pseudomonas aeruginosa biofilm on porcine skin explants
(a) from Prontosan Brochure

BioLargo

The BioLargo
Family of Companies

BioLargo, Inc. is a sustainable science, technology & full-service enviromental engineering company that makes life better by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air, and advanced antimicrobials for healthcare.



Westminster, California, USA
Edmonton, Alberta, Canada
Oak Ridge, Tennessee, USA
Daegu, South Korea (Joint Venture)
Tampa, Florida, USA

BioLargo
We Make Life Better

ONM Environmental

BioLargo Water

BioLargo Engineering, Science & Technologies

CLYRA Medical Technologies Inc

ODIN

OTCQB: BLGO

Contact:

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA 92683
(888) 400-2863
dc@BioLargo.com
www.BioLargo.com